EATON VANCE EMERGING MARKETS DEBT OPPORTUNITIES FUND

Supplement to Prospectus dated December 1, 2020

The following changes are effective June 30, 2021:

1.    The following replaces “Portfolio Managers” under “Management” in “Fund Summary”:

John R. Baur, Vice President of Eaton Vance, has managed the Fund since inception in February 2013.

Akbar Causer, Vice President of Eaton Vance, has managed the Fund since June 2021.

Michael A. Cirami, Vice President of Eaton Vance, has managed the Fund since inception in February 2013.

2.	The following replaces the sixth paragraph in “Management and Organization”:

For the fiscal year ended July 31, 2020, the effective annual rate of investment advisory and administrative fee paid to Eaton Vance, based on average daily net assets of the Fund was 0.65%. John R. Baur, Michael A. Cirami, and Akbar Causer manage the Fund. Messrs. Baur and Cirami have managed the Fund since it’s inception in February 2013. Messrs. Baur and Cirami co-manage other Eaton Vance funds, are Vice Presidents of Eaton Vance and have been employees of Eaton Vance for more than five years. Mr. Causer has managed the Fund since June 2021. He is a Vice President of Eaton Vance and has been employed by Eaton Vance since 2017. Prior to joining Eaton Vance, Mr. Causer worked as a Senior Analyst at DDJ Capital Management from 2013-2017.

June 15, 2021	39061 6.15.21

EATON VANCE EMERGING MARKETS DEBT OPPORTUNITIES FUND

Supplement to Statement of Additional Information dated December 1, 2020

Effective June 30, 2021, the following replaces the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
John R. Baur(1)
Registered Investment Companies	11	$19,878.9	0	$0
Other Pooled Investment Vehicles	6	$1,092.7	0	$0
Other Accounts	0	$0	0	$0
Akbar Causer(2)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$135.3	0	$0
Other Accounts	0	$0	0	$0
Michael A. Cirami(1)
Registered Investment Companies	12	$19,935.3	0	$0
Other Pooled Investment Vehicles	6	$1,092.7	0	$0
Other Accounts	0	$0	0	$0
(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies and pooled investment vehicles that invest or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(2)	As of April 30, 2021.

The following table shows the dollar range of equity securities beneficially owned in the Fund by its portfolio manager(s) as of the Fund’s most recent fiscal year ended July 31, 2020 and in the Eaton Vance family of funds as of December 31, 2019.

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
John R. Baur	None	Over $1,000,000
Akbar Causer	None(1)	$100,001 - $500,000
Michael A. Cirami	None	Over $1,000,000
(1)	As of April 30, 2021.

June 15, 2021